Exhibit 32.1





Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of First National Corporation ("the Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. John Hipp, III, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.


November 13, 2003                      /s/ C. John Hipp, III
                                       ---------------------
                                       President and
                                       Chief Executive Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of the written statement required by Section 906, has been provided to First National Corporation and will be retained by First National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.